Proxy Statement Pursuant to Section 14(a)
                       of the Securities Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       YORK FINANCIAL CORP.
           (Name of Registrant as Specified in Its Charter)

                       YORK FINANCIAL CORP.
           (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                N/A
_______________________________________________________________________________

(2)  Aggregate number of securities to which transactions applies:
                                N/A
_______________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                N/A
_______________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
                                N/A
_______________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                                N/A
_______________________________________________________________________________

(2)  Form, schedule or registration statement no.:
                                N/A
_______________________________________________________________________________

(3)  Filing party:
                                N/A
_______________________________________________________________________________

(4)  Date filed:
                                N/A
_______________________________________________________________________________

                            YORK FINANCIAL CORP.

                            YORK, PENNSYLVANIA

                         PRELIMINARY PROXY MATERIALS

                    1995 ANNUAL MEETING OF STOCKHOLDERS


                             September 25, 1995


Dear Stockholders:

     We invite you to attend the Annual Meeting of the Stockholders of York Financial Corp. to be held at the Holiday Inn, U.S. Route 30 and Route 74, York, Pennsylvania on Wednesday, October 25, 1995 at 3:00 p.m.

     The attached Notice of Stockholder's Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company including its principal subsidiary, York Federal Savings and Loan Association. Directors and Officers of the Company as well as a representative of the independent auditors of the Company, Ernst & Young LLP, will be present to respond to any questions the stockholders may have.

     Your vote is important, regardless of the number of shares you own.
     On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   Robert W. Pullo
                                   -----------------
                                   Robert W. Pullo
                                   President and Chief
                                   Executive Officer

                             YORK FINANCIAL CORP.
                             101 S. George Street
                                P.O. Box 15068
                           York, Pennsylvania 17405
                                (717) 846-8777
_______________________________________________________________________________
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 25, 1995
_______________________________________________________________________________

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders (the "Meeting") of York Financial Corp. (the "Company") will be conducted at the Holiday Inn, U.S. Route 30 and Route 74, York, Pennsylvania on Wednesday, October 25, 1995 at 3:00 p.m.

   A proxy card and a proxy statement for the Meeting are enclosed herewith.

   The Meeting is for the purpose of considering and acting upon:

       1. The election of three directors of the Company;

       2. The approval of the 1995 York Financial Corp. Nonqualified Stock Option Plan for Directors; and

       3. Such other matters as may properly come before the Meeting or any adjournments thereof.

       NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 1, 1995 are the stockholders entitled to vote at the Meeting and any adjournment thereof.

You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            Robert A. Angelo
                            -----------------
                            ROBERT A. ANGELO
                            SECRETARY

York, Pennsylvania
September 25, 1995
_______________________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
_______________________________________________________________________________

                               PROXY STATEMENT
                                     OF
                             YORK FINANCIAL CORP.
                             101 S. GEORGE STREET
                                P.O. BOX 15068
                           YORK, PENNSYLVANIA  17405
                               (717) 846-8777
_______________________________________________________________________________
                        ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 25, 1995
_______________________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of York Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Holiday Inn, U.S. Route 30 and Route 74, York, Pennsylvania, on Wednesday, October 25, 1995, at 3:00 p.m. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 25, 1995. York Federal Savings and Loan Association, a wholly-owned subsidiary of the Company, is referred to herein as "York Federal" or the "Association."

_______________________________________________________________________________
                           Revocation of Proxies
_______________________________________________________________________________

    Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the proposal set forth in this proxy statement for consideration at the Meeting.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding will be necessary to constitute a quorum at the Meeting.

_______________________________________________________________________________
                Voting Securities and Principal Holders Thereof
_______________________________________________________________________________

     Stockholders of record as of the close of business on September 1, 1995, are entitled to one vote for each share then held. Stockholders are not permitted to cumulate their votes for the election of directors. As of September 1, 1995, the Company had 5,444,525 shares of Common Stock issued and outstanding.

     Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Based upon such reports and information, the following table sets forth, as of September 1, 1995, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at September 1, 1995. The table also sets forth information as to the shares of Common Stock beneficially owned by the Chief Executive Officer of the Company, by the Company's or the Association's four other most highly compensated individuals ("named executive officers") and by all executive officers and directors of the Company as a group.

                            Amount and Nature       Percent of Shares
Name and Address            of Beneficial           of Common Stock
of Beneficial Owner         Ownership (1)           Outstanding (7)
- -------------------         -----------------       -----------------
Robert W. Pullo                337,415 (2)                5.56%
101 South George Street
York, Pennsylvania 17405

Marvin & Palmer Associates     323,682                    5.33
One Commerce Center
Suite 500
Wilmington, Delaware 19801

Named Executive Officers:

Robert W. Pullo                337,415 (2)                5.56
Charles F. Merrill              37,835 (3)                0.62
Robert A. Angelo, Esq.         168,153 (4)                2.77
Robert C. Herzberger            41,448 (5)                0.68
James H. Moss, CPA              93,048 (6)                1.53

All Executive Officers
and Directors as a
Group (19 Persons)           1,305,123 (7)               21.49%
- ------------------------
(1) Unless otherwise indicated, all shares are owned directly by the named individuals or by the individuals indirectly through a trust, corporation or association, or by the individuals or their spouses as custodians or trustees for the shares of minor children. The named individuals effectively exercise voting and investment power over such shares.
(2) Includes 165,475 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date. Excludes 3,264 shares owned by the spouse of Mr. Pullo for which he disclaims any voting or investment power.
(3) Mr. Merrill retired effective January 20, 1995. Excludes 395 shares owned by the spouse of Mr. Merrill for which he disclaims any voting or investment power.
(4) Includes 105,873 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date. Excludes 4,634 shares owned by the spouse of Mr. Angelo for which he disclaims any voting or investment power.
(5) Includes 39,589 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date.
(6) Includes 76,275 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date.
(7) Includes 628,181 shares of Common Stock which may be received upon the exercise of stock options which are exercisable within 60 days of the record date.

_______________________________________________________________________________
                      Proposal I -- Election of Directors
_______________________________________________________________________________

     The Company's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are elected annually. Three directors will be elected at the Meeting to serve for a three-year period or until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated for election as directors Cynthia A. Dotzel, Paul D. Mills and Byron M. Ream, each of whom are currently members of the Board.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

     The following table sets forth each nominee and director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Company's Common Stock beneficially owned. Each director is also a member of the Board of Directors of York Federal.

                                                 Shares of
                                               Common Stock
                              Year              Beneficially
                             First      Term     Owned at     Percent
                            Elected      to    September 1,      of
    Name           Age(1)  Director(2) Expire      1995(3)     Class
    ----          -------  ----------- ------  -------------  -------
                    BOARD NOMINEES

Cynthia A. Dotzel   41      1984        1998*     42,001 (4)    0.69%

Paul D. Mills       65      1970        1998*    107,001 (5)    1.76

Byron M. Ream       51      1984        1998*     40,326        0.66

                    DIRECTORS CONTINUING IN OFFICE

Robert W. Erdos     64      1971        1996      85,453 (6)    1.41

Randall A. Gross    51      1984        1996      48,553 (7)    0.80

Robert W. Pullo     55      1981        1996     337,415 (8)    5.56

Carolyn E. Steinhauser 56   1984        1997      38,833 (9)    0.64

Thomas W. Wolf      46      1984        1997     155,581 (10)   2.56

Robert L. Simpson   48      1994        1997       4,113        0.07

- -----------------
(*) Assuming they are re-elected at the Meeting.
(1) As of September 1, 1995.
(2) Includes prior service on the Board of Directors of York Federal.

(3) In accordance with Rule 13d-3 under the 1934 Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Company's Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from September 1, 1995. Except as otherwise noted below, the table includes shares owned by spouses, other immediate family members in trust and other forms of ownership, over which the persons named in the table possess shared voting and investment power. This table also includes shares of Common Stock subject to outstanding options which will be exercisable within 60 days from September 1, 1995.
(4) Excludes 2,491 shares owned by the spouse of Ms. Dotzel, for which she disclaims any voting or investment power. Excludes 7,453 shares Ms. Dotzel holds as custodian for minor children under the Uniform Gifts to Minors Act.
(5) Excludes 10,741 shares owned by the spouse of Mr. Mills, for which he disclaims any voting or investment power.
(6) Excludes 7,756 shares owned by the spouse of Mr. Erdos, for which he disclaims any voting or investment power.
(7) Excludes 339 shares owned by the spouse of Mr. Gross, for which he disclaims any voting or investment power.
(8) Excludes 3,264 shares owned by the spouse of Mr. Pullo, for which he disclaims any voting or investment power. Excludes 228,215 shares owned by the York Federal Savings and Loan Association Employee Stock Ownership Plan of which Mr. Pullo is the trustee.
(9) Excludes 5,666 shares held by trusts for Ms. Steinhauser's children, of which Ms. Steinhauser is a trustee.
(10)Excludes 1,908 shares owned by the spouse of Mr. Wolf, for which he disclaims any voting or investment power. Excludes 105,983 shares owned by affiliated companies of Mr. Wolf of which he is an officer, director and principal shareholder. Excludes 1,893 shares Mr. Wolf holds as custodian for minor children under the Uniform Gifts to Minors Act.

    The principal occupation of each director of the Company for the last five years is set forth below.

BOARD NOMINEES

    Cynthia A. Dotzel of York, Pennsylvania, is a Certified Public Accountant, practicing with Dotzel & Company, Inc., Certified Public Accountants. She earned a Bachelor of Science degree in Accounting from York College after completing undergraduate work at York College and Bloomsburg University.
Ms. Dotzel is a member of the Cyber Center Management Group. She is a member of the Finance Committee at St. Patricks Church in York. She served on the Board of Directors of Atkins House from 1984 to 1992.

    Paul D. Mills of Hellam, Pennsylvania, is the owner of Willow Tree Farms, a thoroughbred horse breeding farm and training center. He is a member of the North York Lions Club. Mr. Mills is a member of the State Horse Racing Commission and the Association of Racing Commissioners International Board of Directors. Mr. Mills is a past President of the Pennsylvania Horse Breeders Association. He is a member of the White Rose Lodge 706, York County Shrine Club, and V.F.W. Post 6241.

    Byron M. Ream of York, Pennsylvania, is Director of Property Management for Bennett Williams, Inc., York, and a Realtor. Mr. Ream attended Wesleyan University and Pennsylvania State University, York Campus. He is a member of the Greater Harrisburg Association of Realtors, the Pennsylvania Association of Realtors, and the National Association of Realtors, the Building Committee of the United Way of York County, the Program Committee of the Strand Capital

Performing Arts Center and the Administrative Council and a trustee of Asbury United Methodist Church.

DIRECTORS CONTINUING IN OFFICE

    Robert W. Erdos of York, Pennsylvania, is the owner of Stomp Off Records, a company which produces recordings of jazz and ragtime. He earned a Bachelor of Arts degree from the University of Pennsylvania and an LLB from Yale Law School. From 1957 to 1981 he was Executive Vice President of Danskin Inc., which is a manufacturer of dancewear and sportswear. He is a Past President of the United Way and a Past President of the Manufacturers Association of York County. Mr. Erdos served as a member of the Board of Directors of the York Hospital from 1977 to 1989.

    Randall A. Gross of York, Pennsylvania, is President of RG Industries, the holding company of Die-A-Matic, Inc., Mid Atlantic Instrumentation, Inc. and Y/P Products, Inc. He earned his BBA and MBA from the University of Cincinnati. Mr. Gross was formerly Chairman of the York Area Chamber of Commerce and also Chairman of its Reaccreditation Committee. He also served with the Chamber of Commerce as Chairman of the Local Government Committee, Vice President of Community Affairs, member of the Executive Committee, Budget and Finance Committee, and Board of Directors. Mr. Gross is a member of the Board of Trustees of York College, and Board of Directors of York Graphic Services and Valin Corporation. He is Past Chairman of the Keystone Chapter of the Young Presidents' Organization where he had previously served as Education Chairman. Mr. Gross is licensed by the State of Georgia as a Certified Public Accountant.

    Robert W. Pullo of York, Pennsylvania, is President and Chief Executive Officer of York Financial Corp. and a member of the Board of Directors. He is also Chairman of the Board of Directors and Chief Executive Officer of York Federal Savings and Loan Association, as well as Chairman of the Board of Directors of subsidiary companies First Capital Brokerage Services, Inc., Lenders Support Group, Inc., and Y-F Service Corp., Inc. In addition, he is a member of the Board of Directors of affiliated company Mason Dixon Mortgage Corp. He serves on the Advisory Board of Meridian Venture Capital Partnership and is Chairman of the Board of Lucas Metals, Inc. He is a Past Chairman of the York Area Chamber of Commerce and currently serves on the Minority Business Advisory Committee. He is a founder and member of the Board of Directors of the Minority Business Finance Corporation and had served as the original Chairman of the Board. He is the founding and current Chairman of the Board of the White Rose Foundation and serves on the Board of Trustees of the York YMCA and the York YWCA. Mr. Pullo is a member of the Penn State York Advisory Board and is the First Vice President. He was the charter Chairman of the United Way Housing Initiatives and is a past Chairman of the United Way Annual Fund Raising Campaign. He is a member of the Board of Directors of the Strand Capitol Performing Arts Center and is a member of the founding Board of the Health Education Center of Central Pennsylvania. Mr. Pullo is also a member of the Board of Directors of the Community Bankers Association of Pennsylvania. He serves on the Board of Directors and Executive Committees of Memorial Hospital of York and the parent company Memorial Health Systems Corporation.

    Carolyn E. Steinhauser of York, Pennsylvania, is the Executive Director of Administration of York Foundation. Ms. Steinhauser, a graduate of Middlebury College, is a member of the board of Commonwealth Community Foundations (PA), a Trustee of York College of Pennsylvania and a former President and Executive Director of the York YWCA. She is managing partner of Goodling Realty, a real estate management group.

    Thomas W. Wolf of Mount Wolf, Pennsylvania, is President of The Wolf Organization, Inc. where he has been affiliated since 1979. Mr. Wolf earned a Bachelor of Arts degree from Dartmouth College, a Master of Philosophy from the University of London, and a Ph.D. from the Massachusetts Institute of Technology. Mr. Wolf is past Chairman of the Board of the York Area Chamber of Commerce, Past Chairman of the Board of the United Way of York County, Chairman of the Board of WITF Public Broadcasting Station and a Trustee of York College of Pennsylvania. Mr. Wolf served in the U.S. Peace Corps in India.

    Robert L. Simpson of York, Pennsylvania, is Executive Director of the Crispus Attucks Association, a multi-purpose community center, a position he has held since 1979. Mr. Simpson serves on the Board of Directors and the Medical Affairs and Community Health Care Committees of the York Hospital, is a Trustee of York College of Pennsylvania and is a new member of the Board of Directors of WITF Public Broadcasting Station. Mr. Simpson also serves on the Board of Directors of the York Health Bureau, the White Rose Foundation, and the Martin Memorial Library. A member of the Rotary Club of York, he serves on the Rotary and York City School District Drop-Out Prevention Program Committee, and serves on the Atkins House Advisory Committee. He has also served on the boards of the County Drug Task Force, York 2000 Committee, the YMCA, York Area Chamber of Commerce, and the Junior League.

_______________________________________________________________________________
                Meetings and Committees of the Board of Directors
_______________________________________________________________________________

    The Board of Directors of the Company conducts monthly meetings to review the progress of the Company and establish its strategic goals and policies. Additional meetings are held as dictated by the current operations of the Company. The Board of Directors of the Company met 13 times during the fiscal year. All directors attended at least 75% of the Board meetings.

    The Board of Directors of the Company has various standing committees including an Audit Committee, Compensation Committee, Nominating Committee and Executive Committee. All committee members attended at least 75% of the respective committee meetings, except for Mr. Simpson who missed the Nominating Committee meeting due to previous business commitments.

    The Audit Committee establishes the scope of internal and external audits, reviews and evaluates the results of such audits and directs the implementation of internal controls where necessary. The Audit Committee is comprised of Directors Dotzel (Chair), Erdos, Ream, Gross and Wolf. The Audit Committee met five times during the fiscal year.

    The Compensation Committee administers the remuneration and incentive programs for executives and senior management and makes recommendations to the Board of Directors regarding salaries, bonuses, stock options, and other incentive plans. The Committee also reviews the schedule of compensation, stock options, and other incentive plans for members of the Board and its committees. The Compensation Committee is composed of Directors Mills (Chair), Erdos, Wolf, Gross and Steinhauser. The Compensation Committee met four times during the fiscal year.

    The Nominating Committee meets to recommend to the Board of Directors of the Company nominees for election as directors and committee members. The Nominating Committee will consider nominees recommended by stockholders.
Article XI of the Company's Articles of Incorporation sets forth procedures for stockholders to make nominations and proposals. Article XI provides that:
"Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage paid, to the Secretary of the Corporation not less than 30 days nor more than 60 days prior to any such meeting. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee." The Nominating Committee is comprised of Directors Wolf (Chair), Erdos, Gross, Mills, Ream, Steinhauser and Simpson. The Nominating Committee met one time during the fiscal year.

    York Federal Savings and Loan Association, Y-F Service Corp., and New Service Corp., subsidiaries of the Company, are governed by their own board of directors, the members of which are selected from the Board of Directors of the Company. The Board of Directors of York Federal also maintains an Executive Committee, Pension Committee and Building Committee.

_______________________________________________________________________________
                           Directors' Compensation
_______________________________________________________________________________

    For service in 1995 as a member of the Board of Directors of the Company, each Director received a fee of $500 for each meeting attended. For services as a member of the Audit Committee, the chair received a retainer of $4,000 and each committee member received a retainer of $1,000. For services as a member of the Compensation Committee and Nominating Committee, the respective committee chair received a retainer of $2,000 and each committee member received a retainer of $1,000. A fee of $400 was received by Audit Committee members for each meeting attended. A fee of $200 was received by Compensation Committee members and Nominating Committee members for each meeting attended.

    For service in 1995 as a member of the Board of Directors of the Association, each director received a retainer of $10,000 and a fee of $500 for each meeting attended. For service as a member of the Executive Committee of the Association, each member received a retainer of $4,500 and a fee of $400 for each meeting attended. For services as a member of the Pension Committee and Building Committee of the Association, the respective committee chair received a retainer of $2,000 and each committee member received a retainer of $1,000. A fee of $200 was received by Pension Committee members and Building Committee members for each meeting attended.

    For service in 1995, directors of the Company who also served as members of the Board of Directors of subsidiaries of the Company, Y-F Service Corp. and New Service Corp., received a fee of $200 for each meeting attended and a retainer fee of $2,000.

    Directors of the Company are participants in the 1984 Non-Incentive Stock Option Plan and the 1992 Non-Incentive Stock Option Plan for Directors. The Plans were designed to attract and retain the best available personnel as directors of the Company and to provide additional incentive for directors to promote the success of the business. The 1984 Plan expired in March 1994. The 1992 Plan is a formula plan providing for the automatic grant of 3,025 options each year (to the extent options are available) for a period of three years at the closing price of the Company's stock on the last business day prior to October 1 of each year. A total of 26,621 options were granted to Directors of the Company during the fiscal year pursuant to the 1992 Plan.

    In 1979, York Federal established a directors' deferred compensation plan whereby the Association agreed to pay retired or disabled directors with 10 or more years of service a joint and several annuity based on compensation received by a participating director during the last 36 months of service to the Association. Benefits under the Plan normally begin at age 70 and are paid monthly for a period of 10 years or until death of the director and spouse, whichever first occurs. The Plan is unfunded.

_______________________________________________________________________________
                            Executive Compensation
_______________________________________________________________________________

    Summary Compensation Table. The following information is furnished for the five most highly compensated executive officers of the Company or the Association who received salaries and bonuses in excess of $100,000 during the year ended June 30, 1995.


                          SUMMARY COMPENSATION TABLE*


                                          Annual Compensation                    Long-Term
                                         ----------------------------------      Compensation
                                                                                 Awards
                                                                (1)              ------------
Name and                                                       Other                              (2)
Principal                                 Salary     Bonus     Annual            Options       All Other
Position                        Year       ($)        ($)      Compensation        (#)         Compensation
- ----------------------------    ----     --------   -------    ------------      -------       ------------
Robert W. Pullo, President      1995     $315,493   $44,378     --               17,957          $47,074
and Chief Executive Officer     1994      307,337    40,176     --                5,778           42,152
                                1993      273,914    63,793     --                3,025           57,608

Charles F. Merrill, President   1995     $164,350   $17,096     --                 --               --
and Chief Operating Officer     1994      226,537    28,472     --                 --             $3,948
York Federal through 1/20/95(3) 1993      205,344    37,824     --                 --              4,429

Robert A. Angelo, Executive     1995     $153,401   $22,747     --               30,000           $9,727
Vice President, Secretary and   1994      138,563    33,056     --                2,755            6,505
General Counsel; President      1993      123,950    38,413     --                 --              6,791
and Chief Operating Officer of
York Federal

Robert C. Herzberger, Senior    1995     $111,038   $16,383     --               10,000           $7,008
Vice President; Executive Vice  1994       88,987    54,257     --                2,753            3,786
President of York Federal       1993       79,279    50,306     --                 --              3,790

James H. Moss,                  1995     $113,201   $16,838     --               10,000           $7,464
Senior Vice President, Chief    1994      103,878    19,987     --                2,753            4,022
Financial Officer/Treasurer;    1993       91,412    25,513     --                 --              4,198
Executive Vice President of
York Federal

- -------------------------------------------------------------------------------
*   All compensation is paid by the Association but allocated between the
Company and the Association based on approximate time spent by the named executive on Company business.
- -------------------------------------------------------------------------------
(1) Amounts not reportable as they do not exceed the lesser of $50,000 or 10%
    of salary and bonus.
(2) Includes contributions of $6,370, $0, $6,370, $5,750 and $5,608, respectively, for Messrs. Pullo, Merrill, Angelo, Herzberger and Moss to
    the Company's Employee Stock Ownership Plan.  Includes  contributions of
    $9,504, $0, $3,357, $1,258, and $1,856, respectively, for Messrs. Pullo,
    Merrill, Angelo, Herzberger and Moss for life insurance premiums.
    Includes $31,200 in directors' fees paid to Mr. Pullo.
(3) Mr. Merrill retired effective January 20, 1995.

    Option Grants Table. The following table sets forth all grants of options to the Company's Chief Executive Officer and named executive officers for the fiscal year ended June 30, 1995.

                      OPTION GRANTS IN LAST FISCAL YEAR

                      Individual Grants (1)

                                % of Total
                                Options                                 Potential Realizable Value at
                                Granted to                              Assumed Annual Rates of Stock
                    Options     Employees      Exercise                 Price Appreciation for Option
                    Granted       in           Price     Expiration         Term(2)
Name                  (#)       Fiscal Year     ($/Sh)      Date         0%($)      5% ($)     10% ($)
- ---------------     -------     -----------    --------  ----------     ------------------------------
Robert W. Pullo       2,957         11.1%       $16.59     9/30/04       --      $ 30,853      $78,188
                     15,000         10.0         15.50     12/9/04       --       146,218      370,545

Robert A. Angelo     15,000         10.0         15.00      1/6/05       --       141,501      358,592
                     15,000         10.0         15.50     12/9/04                146,218      370,545
Robert C. Herzberger 10,000         6.67         15.50     12/9/04       --        97,479      247,030
James H. Moss        10,000         6.67         15.50     12/9/04       --        97,479      247,030

(1)  Only executive officers receiving grants are listed.
(2) The amounts under the columns labeled "5%" and "10%" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's stock. Such amounts are based on the assumption that the named persons hold the options granted for their full 10 year term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock. The column headed "0%" is included to demonstrate that the options were granted at fair market value and optionees will not recognize any gain without an increase in the stock price, which increase benefits all stockholders commensurately. The Company did not use an alternative formula to attempt to value options at the date of grant, as management is not aware of any formula which determines with reasonable accuracy a present value of options of the type granted to the optionees.

     Option Exercise Table. The following table sets forth all exercises of options under the Stock Option and Incentive Plans to the Company's Chief Executive Officer and named executive officers for the fiscal year ended June 30, 1995.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION VALUES
                                                              Value of
                                              Number of       Unexercised
                                              Unexercised     In-the-Money
                     Shares                   Options at      Options at
                    Acquired on   Value       FY-End(#)       FY-End ($)
                     Exercise     Realized    Exercisable/    Exercisable/
Name                   (#)          ($)       Unexercisable   Unexercisable
- -------------------- ---------   ---------   --------------  ------------------
Robert W. Pullo        --           --       165,475/13,817  $1,391,908/$18,000
Charles F. Merrill    41,707     $215,370           0                0
Robert A. Angelo       --           --       105,873/13,819     806,993/18,000
Robert C. Herzberger   --           --        39,589/11,739     315,929/23,419
James H. Moss          --           --         76,275/9,817     651,334/3,000

     Pension Plan Table. The following table indicates the annual retirement benefit that would be payable under the Retirement Plan (as discussed herein) upon retirement at age 65 to a participant electing to receive his or her retirement benefit in the standard form of benefit, assuming various specified levels of Retirement Plan compensation and various specified years of credited service.

                                PENSION PLAN TABLE

                 Estimated Annual Pension for Representative Years of Service
Ave. Earnings       10          15          20          25          30
- -------------    ------      ------      ------      ------       ------
25,000         $  3,500    $  5,250    $  7,000    $  8,750     $ 10,500
50,000            8,204      12,306      16,408      20,510       24,612
100,000          17,704      26,556      35,408      44,260       53,112
150,000          27,204      40,806      54,408      68,010       81,612
200,000          27,204      40,806      54,408      68,010       81,612

     The York Federal Pension Plan is a noncontributory defined benefit pension plan. An employee becomes a participant in the Plan after completing one year of service and attaining age 21. Plan participants with five or more years of service are entitled to monthly retirement benefits beginning at the retirement age of 65. The retirement pension is payable monthly as long as the participant lives.

     A participant's accumulated pension credits are equal to 1/12th of the sum of the benefits earned through June 30, 1991 plus the benefits earned after July 1, 1991. Benefits earned through June 30, 1991 are equal to the greater of (i) the benefits earned through June 30, 1991 under the benefit formula in effect on that date, or (ii) 1.1% of five year average compensation at June 30, 1991, plus 0.5% of average compensation over $18,600, multiplied by the number of years of service to June 30, 1991 up to 35 years. Benefits earned after July 1, 1991 are equal to 1.4% of annual compensation for each year of service after July 1, 1991, plus 0.5% of pay over the Social Security Integration Level for each year of service after July 1, 1991; provided, however, that no pension or credit on compensation over the Social Security Integration Level accrues for any year of service over 35 years. The amount of pension earned during a fiscal year is based upon compensation during that year subject to limits imposed by the Internal Revenue Code. During the last fiscal year, compensation for the purposes of calculating benefits for a Plan participant was limited by the Internal Revenue Code to $150,000. The Social Security Integration Level for each plan year is equal to 100% of the Maximum Social Security Covered Compensation as of the first day of the year.

     The Plan provides for normal retirement at age 65 and permits early retirement at ages of 55 to 64. Upon retirement, married participants automatically receive an actuarially equivalent joint and 50% survivor pension unless otherwise elected. The Plan also provides for other options for pension benefits which can be elected by a participant subject to committee approval. If the present value of the monthly pension does not exceed $3,500, a lump sum payment is automatically paid. Employees terminating after completion of at least five years of service are entitled to a vested deferred pension equal to the benefit accrued to the date of termination. The Plan is fully funded based on actuarial projections.

     At June 30, 1995, the credited years of service for Messrs. Pullo, Merrill, Angelo, Herzberger and Moss were 20, 5, 22, 9 and 11, respectively. Mr. Merrill retired effective January 20, 1995.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and Performance Graph shall not be incorporated by reference into any such filings.

     Report of the Compensation Committee. The Compensation Committee of the Board of Directors of the Company is responsible for establishing, implementing and monitoring all compensation policies of the Company and its primary operating subsidiary, York Federal Savings and Loan Association. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Company and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of subordinate officers of the Company and its subsidiaries and recommends individual compensation levels to the Compensation Committee. None of the Committee's members is a current or former officer or employee of the Company or any subsidiary of the Company.

     The Compensation Committee believes that a compensation plan for executive officers should take into account management skills, long term performance results and shareholder returns. Compensation policies must be maintained to promote:

   1.   the attraction and retention of highly-qualified executives;
   2. motivation of executives that is related to the performance of the individual and the Company;
   3.   current and long-term performance; and
   4. a financial interest in the success of the Company similar to the interests of its shareholders.

     The Company's current compensation plan involves a combination of salary, profit sharing and bonus to reward short-term performance and grants of stock options to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the financial services industry. Annual compensation surveys are utilized to determine competitive salary levels and individual annual performance is reviewed to determine appropriate salary adjustments. A profit sharing plan in which all executive officers and employees of York Federal participate has been designed to align their interests with that of the shareholders of the Company. Profits distributable pursuant to the Plan may not exceed total dividends paid to the shareholders during the year. Executive officers of York Federal are eligible to participate in an expense ratio bonus plan which provides for a bonus if operating expenses as a percentage of interest and non-interest income is maintained at a level of 51.50% or less. Executive officers of the Company are eligible to participate in a return on assets bonus plan which provides for a bonus if the Company's consolidated return on assets equals or exceeds 1.00%. Stock options are the Company's primary long-term compensation program designed to reward executive performance consistent with performance that benefits shareholders. Awards of stock options are intended to provide executives with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Company. Options issued to executives are at a price equal to the closing price of the Company's stock on the date of grant in order to insure that any value derived from the grant is realized by stockholders generally. The amount of options granted to an executive officer is based on the officer's performance and relative responsibilities within the Company. Options may be exercisable immediately but generally vest over a period of years.

     During the fiscal year ended June 30, 1995, the base compensation of Robert W. Pullo, President and Chief Executive Officer of the Company was $315,493 which represented a 2.65% increase from the previous fiscal year. The Compensation Committee believed an increase appropriate based on competitive salary surveys and the Company having achieved its forty-sixth consecutive profitable quarter as a public company. A profit sharing distribution was awarded based on plan provisions.

     Compensation Committee

     PAUL D. MILLS       CAROLYN E. STEINHAUSER
     THOMAS W. WOLF      ROBERT W. ERDOS
     RANDALL A. GROSS


     Performance Graph. The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the National Association of Securities Dealers Automated Quotation ("NASDAQ")
(U.S. companies) Index and a peer group comprised of SIC Code 603-SAVINGS INSTITUTIONS (publicly traded). Total return assumes the reinvestment of all dividends.

                        1990     1991     1992     1993     1994     1995
                       ------   ------   ------   ------   ------   ------
York Financial Corp.  $100.00  $116.59  $161.22  $239.14  $281.09  $244.39
Industry Index         100.00   102.47   137.55   173.16   204.34   237.53
Nasdaq Market Index    100.00    94.22   101.52   124.62   136.66   160.27

(1)  Source:  Media General Financial Services.
(2) Both the Market Index and the Industry Index contain only those companies that are public and that have been public for the required six year time frame.
(3)  Peer Group includes SIC Code 603-SAVINGS INSTITUTIONS (publicly traded).

_______________________________________________________________________________
                  Indebtedness of Management to the Association
_______________________________________________________________________________

     The Association has followed the policy of offering loans to its officers, directors and employees for the financing and improvement of their personal residences, as well as offering consumer loans. These loans are made in the ordinary course of business and also are made on substantially the same terms and collateral, except for interest rates and costs, as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility. Prior to August 1989 the Association granted mortgage loans to directors, officers and employees at rates that were up to 2% below the Association's prevailing rate. Upon leaving the Association's employment, in certain circumstances, the borrower's loan rate reverts to the prevailing rate at the time the loan was closed. Subsequent to July 1989, loans to directors and executive officers of the Company and Association have been made on substantially the same terms, collateral and interest rate as those made to the general public.

     Effective with the passage of FIRREA, executive officers and directors are prohibited from receiving any loan or extension of credit at other than market interest rates and terms. The Association has adopted a policy to discontinue the granting of preferred loans to directors and executive officers. The terms of existing loans will not change as allowed by FIRREA.

     Set forth below is certain information relating to loans made prior to August 1989 and to named executive officers and directors and their associates outstanding as of June 30, 1995 with aggregate balances in excess of $60,000 and interest rates different from those available to the general public:

                          Highest
                Balance   Balance               Prevailing
                  at      During Fiscal  Int.   Market     Year   Type
                June 30,  Year Ended     Rate   Interest    of     of
                 1995     June 30, 1995  Paid   Rate       Loan   Loan
                --------  -------------  ----   --------   ----   ----
Robert W. Pullo  $79,614    $83,071      7.50%  10.25%     1979  Home mortgage


_______________________________________________________________________________
                 Compliance With Section 16(a) of The Exchange Act
_______________________________________________________________________________

     Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of any registered class of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Company.

     Based solely on a review of the reports and written representations provided to the Company by the above referenced persons, the Company believes that during fiscal 1995 all filing requirements applicable to its reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with except for two Form 4 Statements of Change in Beneficial Ownership of Securities, for Director Mills. Director Mill's Form 4 for transactions during the months of December 1994 and April 1995 were filed on August 11, 1995, rather than by January 10, 1995 and May 10, 1995 as required.

_______________________________________________________________________________
             Proposal II -- Ratification of 1995 Nonqualified Stock
                               Option Plan for Directors
_______________________________________________________________________________

     On January 6, 1995, the Board of Directors adopted the York Financial Corp. Non-Qualified Stock Option Plan for Outside Directors ("Directors' Option Plan"), subject to approval by the Company's stockholders. Up to 300,000 shares of Common Stock have been reserved for future issuance by the Company upon the exercise of stock options granted under the Directors' Option Plan. The purposes of the Directors' Option Plan are to attract and retain directors of outstanding competence and to provide them with an opportunity to acquire an equity interest in the Company. The 1995 Directors' Option Plan is intended as the successor to the similar 1992 Non-Incentive Stock Option Plan (the
"1992 Plan"), which was approved by stockholders at the 1992 annual meeting.
As of September 1, 1995, 79,869 stock options have been granted to the directors of the Company under the 1992 Plan, representing all shares reserved for issuance under the Plan.

     Shares to be issued under the Directors' Option Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Directors' Option Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution.

     The Directors' Option Plan is intended to be a self-administered plan providing for formula stock option grants within the meaning of Rule 16b-3 of the 1934 Act. Subject to shareholder approval of the Directors' Option Plan, each director of the Company (nine persons), including directors who are employees of the Company or its subsidiaries, was granted a non-qualified stock option for 15,000 shares of Common Stock with an exercise price of $15.00 per share (the fair market value as of January 6, 1995) upon the adoption of the Plan by the Board of Directors. In addition, each director will be granted a non-qualified stock option covering 2,500 shares of Common Stock each year on October 1. All stock options granted under the Directors' Option Plan are granted at 100% of the fair market value of the Common Stock on the date of grant. For purposes of the Directors' Option Plan, "fair market value" is defined as the closing price of the Common Stock as reported on the Nasdaq Stock Market on the last business day before the grant date.

     Each non-qualified stock option granted under the Directors' Option Plan will have a term of 10 years. If the recipient ceases to be a member of the Board, other than upon termination for cause, the stock option will remain exercisable by the recipient or his estate until the earlier to occur of
(x) one year or (y) the expiration of the option term. Options may be exercised by delivery of written notice to the president of the Company, accompanied by payment of the exercise price in cash or other means specified by the Board of Directors.

     In the event of a change of control of the Company (as defined in the Directors' Option Plan), each recipient will be entitled to receive, with respect to each unexercised option, an amount in cash equal to the difference between the exercise price and the fair market value of the Common Stock.

     Shares as to which awards may be granted under the Directors' Option Plan and shares then subject to awards will be automatically adjusted in the event of any merger, consolidation, reorganization, recapitalization, combination, stock dividend, stock split or other change in the corporate structure of the Company to prevent dilution or enlargement of the rights granted to an outside director under the Directors' Option Plan.

     The right to grant options under the Directors' Option Plan will terminate upon the earlier of ten years after the effective date of the Plan or the issuance of Common Stock or exercise of non-qualified stock options equal to the maximum number of shares of Common Stock reserved for issuance under the Directors' Option Plan.

     Under present Federal income tax laws, the non-qualified stock options granted under the Directors' Option Plan will have the following consequences:


     (1) The grant of a non-qualified stock option will generally not result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

     (2) The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the non-qualified stock option.
          The Company will be allowed a deduction equal to the amount of ordinary income recognized by the individual at the time the participant recognizes such ordinary income.

     The Company's Board of Directors has determined that the Directors' Option Plan is desirable, cost effective and will benefit the Company and its stockholders. The Directors' Option Plan must be approved by a majority of the shares represented in person or by proxy at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE DIRECTORS' OPTION PLAN ATTACHED HERETO AS EXHIBIT A. The description of the Directors' Option Plan set forth in this Proxy Statement does not purport to be complete and is qualified in its entirety by the full text of the Directors' Option Plan as set forth in Exhibit A.

_______________________________________________________________________________
                             Independent Auditors
_______________________________________________________________________________

     Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended June 30, 1995. The Company has appointed Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1996. A representative of Ernst & Young LLP is expected to be present at the Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

_______________________________________________________________________________
                                Other Matters
_______________________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

_______________________________________________________________________________
                             Financial Statements
_______________________________________________________________________________

     The Company's Annual Report to Stockholders, including financial statements prepared in conformity with generally accepted accounting principles, is being mailed herewith to all stockholders of record as of the close of business on September 1, 1995. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JAMES H. MOSS, SENIOR VICE PRESIDENT, CHIEF FINANCIAL
OFFICER/TREASURER, YORK FINANCIAL CORP., 101 SOUTH GEORGE STREET, P.O. BOX 15068, YORK, PENNSYLVANIA 17405.

_______________________________________________________________________________
                             Stockholder Proposals
_______________________________________________________________________________

     In order to be eligible for inclusion in the proxy materials of the Company for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 101 South George Street, P.O. Box 15068, York, Pennsylvania 17405, no later than May 26, 1996. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           Robert A. Angelo
                                           -----------------
                                           ROBERT A. ANGELO
                                           SECRETARY

York, Pennsylvania
September 25, 1995

                                                                    EXHIBIT A


                             YORK FINANCIAL CORP.

              1995 NON-QUALIFIED STOCK OPTION PLAN FOR DIRECTORS

I.   Purpose

     The purpose of the York Financial Corp. 1995 Non-Qualified Stock Option Plan for Directors (the "Directors' Option Plan" or "Plan") is to promote the growth and profitability of York Financial Corp. (the "Holding Company") and York Federal Savings and Loan Association (the "Association"), its wholly-owned subsidiary, and to provide directors of the Holding Company with an incentive to achieve long-term objectives of the Holding Company, attract and retain directors of outstanding competence and to provide such directors with an opportunity to acquire an equity interest in the Holding Company.

II.  Grant of Options

     (A) Initial Grants. Upon the effective date of the Plan (as set forth in Section V hereof), each Director shall receive a grant of an immediately exercisable non-tax qualified stock option covering 15,000 shares of the Common Stock of the Holding Company (the "Common Stock") at an exercise price equal to 100% of the Fair Market Value of the Common Stock. For purposes of the Plan, "Director" shall mean a member of the Board of Directors of the Holding Company, including any director who is an employee of the Holding Company.

     (B) Grants to Current Directors. Each Director as of each October 1 subsequent to the date of adoption of the Plan by the Board of Directors shall receive an immediately exercisable, non-tax qualified stock option to purchase 2,500 shares per year to the extent shares reserved pursuant to this Plan are available at an exercise price equal to 100% of the Fair Market Value of the Common Stock.

     (C) Fair Market Value. For purposes of this Directors' Option Plan, when used in connection with Common Stock on a certain date, "Fair Market Value" means the reported closing price of the Common Stock on the Nasdaq Stock Market or such other national securities exchange on which the shares are traded on the last business day before the date of grant.

III. Terms and Conditions

     (A) Self-Administration. The grant of options under the Plan shall be made pursuant to Section II. Accordingly, the Plan should be deemed to be self-administered under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     (B) Option Agreement. Each option shall be evidenced by a written option agreement between the Holding Company and the Director specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions which are not inconsistent with the terms of this grant.

     (C) Termination of Option. Each option shall expire one hundred and twenty (120) months following the date of grant. If the Director dies before fully exercising any portion of an option then exercisable, such option may be exercised by such Director's personal representative(s), heir(s) or devisee(s) at any time within the one (1) year period following his or her death; provided, however, that in no event shall the option be exercisable more than one hundred and twenty (120) months after the date grant. If the Director is terminated for cause, all options awarded to him shall expire upon such termination.

     (D) Manner of Exercise. The option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President of the Holding Company. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or by such other means as determined by the Board of Directors.

     (E) Transferability. Each option granted hereby may be exercised only by the Director to whom it is issued or in the event of the Director's death, his or her personal representative(s), heir(s) or devisee(s) pursuant to the terms of Section III(C).

     (F) Change of Control. In the event of a change in control or imminent change in control of the Holding Company, the recipient of an option hereunder shall be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any option over the option price of such shares, in exchange for the surrender of such options by the optionee on that date.
For purposes of this Section, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Holding Company; (ii) the execution of an agreement for a merger or recapitalization of the Holding Company or any merger or recapitalization whereby the Holding Company is not the surviving entity; (iii) a change in control of the Holding Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it or, if applicable, by any other applicable bank regulatory agency; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934, as amended and the rules promulgated thereunder) of ten percent (10%) or more of the outstanding voting securities of the Holding Company by any person, trust, entity or group. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Holding Company.

IV.  Common Stock Subject to the Directors' Option Plan

     The shares which shall be issued and delivered upon exercise of options granted under the Directors' Option Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Holding Company as treasury stock. The number of shares of Common Stock reserved for issuance under this Directors' Option Plan shall not exceed 300,000 shares of the Common Stock of the Holding Company, par value $1.00 per share, subject to adjustments pursuant to this Section IV. Any shares of Common Stock subject to an option which for any reason either terminates unexercised or expires, shall again be available for issuance under this Directors' Option Plan.

     In the event of any change or changes in the outstanding Common Stock by reason of a stock dividend or split, recapitalization, reorganization, merger, consolidation, split-off, combination or any similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Holding Company, the number of shares of Common Stock which may be issued under this Directors' Option Plan, the number of shares of Common Stock subject to options granted or to be granted under this Directors' Option Plan, and the option price of such options, shall be automatically adjusted to prevent dilution or enlargement of the rights granted to a Director under this Directors' Option Plan.

V.   Effective Date of the Plan; Shareholder Ratification

     The Directors' Option Plan was effective upon adoption by the Board of Directors on January 6, 1995, subject to shareholder approval. This Directors' Option Plan shall be presented to shareholders of the Holding Company at the first annual meeting of shareholders following the effective date for ratification for purposes of (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act of 1934; and (ii) maintaining listing on the Nasdaq Stock Market or such other national securities exchange on which the Common Stock is traded.

VI.  Amendment; Termination of the Plan

     The Board of Directors of the Holding Company may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act for which or with which the Board deems it necessary or desirable to qualify or comply. The right to grant options under this Directors'Option Plan will terminate upon the earlier of ten years after the Effective Date of the Plan, or upon the issuance of the Common Stock or exercise of options equal to the maximum number of shares of Common Stock reserved for issuance under this Plan. A majority of the outstanding shares of the Common Stock entitled to vote is required to terminate this Plan; provided, however, no such termination shall, without the consent of the affected individual, affect such individual's rights under a previously granted option.

VII. Applicable Law

     The Plan will be administered in accordance with the laws of the Commonwealth of Pennsylvania, to the extent not superseded by Federal law.



____________________                         __________________
Date Adopted                                 Robert W. Pullo
                                             President


____________________                         __________________
Date Approved                                Secretary
by Stockholders

                              REVOCABLE PROXY
                            YORK FINANCIAL CORP.

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on October 25, 1995.

The undersigned hereby appoints Carolyn E. Steinhauser, Robert W. Erdos and Robert L. Simpson of the Board of Directors of York Financial Corp. with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of York Financial Corp. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Holiday Inn, U.S. Route 30 and Route 74, York, Pennsylvania, on Wednesday, October 25, 1995, at 3:00 p.m. and at any and all adjournments thereof as follows:

Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

This Proxy also relates to shares held under the York Financial Corp. Dividend Reinvestment and Stock Purchase Plan.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. ELECTION OF DIRECTORS                                For All
   Nominees: Cynthia A. Dotzel     For      Withheld    except
             Paul D. Mills         [ ]        [ ]         [ ]  _______________
             Byron M. Ream

2. APPROVAL OF 1995 YORK           For      Against     Abstain
   FINANCIAL CORP. NON-            [ ]        [ ]         [ ]
   QUALIFIED STOCK OPTION
   PLAN FOR DIRECTORS



This proxy will be voted as directed. If no direction is made, it will be voted "FOR" the proposals set forth above.
The Board of Directors recommends a vote "FOR" the proposals. If any other business is presented at the meeting, this proxy will be voted by the proxy holders in their best judgment.

Dated _____________, 1995



________________________________________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as a fiduciary or for an estate, trust, corporation or partnership, your title or capacity should be stated.

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